SCHEDULE 14A

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant                      [X]
Filed by a Party other than the Registrant   [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss.240.14a-12


                               SERVICE 1st BANCORP
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


                                       N/A
    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No Fee Required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

1)   Title of each class of securities to which transaction applies: N/A

2)   Aggregate number of securities to which the transaction applies: N/A

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined.): N/A

4)   Proposed maximum aggregate value of transaction: N/A

5)   Total fee paid:
     [ ]  Fee paid previously with preliminary materials.
     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          1)  Amount Previously Paid: N/A

          2)  Form, Schedule or Registration Statement No.: N/A

          3)  Filing Party: N/A

          4)  Date Filed: N/A

Mailed to Shareholders
on or about April 19, 2005

                                 PROXY STATEMENT
                                       FOR
                       THE ANNUAL MEETING OF SHAREHOLDERS
                                       OF
                               SERVICE 1st BANCORP

                                  MAY 18, 2005

                                  INTRODUCTION

         The Proxy Statement is furnished in connection with the solicitation of Proxies for use at the 2005 Annual Meeting of Shareholders (the "Annual Meeting") of Service 1st Bancorp (the "Company") to be held at 6:00 p.m. on May 18, 2005, at the Tracy Office of the Company's subsidiary, Service 1st Bank (the "Bank"), 60 W. 10th Street, Tracy, California 95376, and at any and all postponements or adjournments thereof.

Revocability of Proxies

         Any person giving a proxy in the form accompanying this Proxy Statement has the power to revoke that proxy prior to its exercise. The proxy may be revoked prior to the Annual Meeting by delivering to the Secretary of the Company either a written instrument revoking the proxy or a duly executed proxy bearing a later date. The proxy may also be revoked by the shareholder by attending and voting at the Annual Meeting. The proxy will be voted as directed by the shareholder giving the proxy and if no directions are given on the proxy, the proxy will be voted "FOR" the nominees of the Board of Directors as described in this Proxy Statement, "FOR" the ratification of the appointment of Vavrinek, Trine, Day & Co., LLP as independent public accountants for the year 2005, and, at the proxy holders' discretion, on such other matters, if any, which may come before the Annual Meeting and any and all postponements or adjournments of the Annual Meeting.

Solicitation of Proxies

         The solicitation of proxies is being made by the Board of Directors of the Company. The expense of preparing, assembling, printing, and mailing this Proxy Statement and the materials used in the solicitation of proxies for the Annual Meeting will be borne by the Company. It is contemplated that proxies will be solicited principally through the use of the mail, but officers, directors, and employees of the Company and the Bank may solicit proxies personally or by telephone, without receiving special compensation therefore. The Company will reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding the Proxy Statement to shareholders whose stock in the Company is held of record by such entities. In addition, the Company may use the services of individuals or companies it does not regularly employ in connection with this solicitation of proxies, if management determines it to be advisable.

Voting Securities; Record Date; Cumulative Voting

         There were issued and outstanding 1,590,937 shares of the Company's common stock on March 23, 2005, which has been fixed as the record date for the purpose of determining shareholders entitled to notice of, and to vote at, the Annual Meeting (the "Record Date"). On any matter submitted to the vote of the shareholders, each holder of Company common stock will be entitled to one vote, in person or by proxy, for each share of common stock he or she held of record on the books of the Company as of the Record Date. Shares represented by proxies that reflect abstentions are treated as shares present and entitled to vote for purposes of determining a quorum, but have the same effect as a vote "AGAINST" a proposal. "Broker non-votes" (shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power under applicable rules of the stock exchange or other self-regulatory organization of which the broker or nominee is a member) are treated as shares present and entitled to vote for purposes of a quorum, but also have the same effect as a vote "AGAINST" a proposal. In connection with the election of directors, shares may be voted cumulatively if a shareholder present at the Annual Meeting gives notice at the Annual Meeting, prior to the voting for election of directors, of his or her intention to vote cumulatively. If any shareholder of the Company gives such notice, then all shareholders eligible to vote will be entitled to cumulate their shares in voting for election of directors. Cumulative voting allows a shareholder to cast a number of votes equal to the shares held in his or her name as of the Record Date multiplied by the number of directors to be elected. These votes may be cast for any one nominee, or may be distributed among as many nominees as the shareholder sees fit.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

         The Company's bylaws provide that the number of directors of the Company shall not be less than nine (9) nor more than seventeen (17) until changed by an amendment to the bylaws adopted by the Company's shareholders. The bylaws further provide that the exact number of directors is set at eleven (11) until changed by a bylaw amendment duly adopted by the Company's shareholders or Board of Directors.

         The persons named below, all of whom are currently members of the Company's Board of Directors, will be nominated for election as directors at the Annual Meeting to serve until the 2006 Annual Meeting of Shareholders and until their successors are elected and qualified. Unless otherwise directed, votes will be cast by the proxy holders in such a way to effect, if possible, the election of the eleven (11) nominees named herein including, in the event of cumulative voting, the authority of the proxy holders to cumulate votes represented by the shares covered by proxies in the election of directors. The eleven (11) nominees for director receiving the most votes will be elected as directors. In the event that any of the nominees should be unable to serve as a director, it is intended that the proxies received will be voted by the proxy holders for the election of such substitute nominee, if any, as shall be designated by the Board of Directors. The Board of Directors has no reason to believe that any of the nominees named below will be unable to serve if elected.

         The following table sets forth the names of and certain information, as of March 23, 2005, concerning the persons nominated by the Board of Directors for election as directors of the Company.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION AS DIRECTORS OF THE NOMINEES WHOSE NAMES APPEAR BELOW.


---------------------------------- ------ ------------ -------------------------------------------------------------
                                           Year First
      Name and Title                       Appointed                 Principal Occupation
    Other Than Director             Age    Director                During the Past Five Years
---------------------------------- ------ ------------ --------------------------------------------------

John O. Brooks, Chairman of the      64      2000      Prior to joining the Bank on November 1, 2000, he
Board and Chief Executive                              was a Director and President and Chief Executive
Officer of the Company; Chairman                       Officer of Tracy Federal Savings Bank, Tracy,
of the Board of the Bank                               California, from 1998 to 2000, and Bay Area Bank,
                                                       Redwood City, California, from 1992 to 1998.

Eugene C. Gini                       66      1999      President and Chief Executive Officer of Collins
                                                       Electric Company, Inc., an electrical contracting
                                                       firm, Stockton, California, since 1987.

Bryan R. Hyzdu, President of the     46      1999      Prior to joining the Bank on November 10, 1999, he
Company; President and Chief                           was a Regional Vice President and Central Valley
Executive Officer of the Bank                          Portfolio Manager with Union Bank of California,
                                                       since 1992.

Robert D. Lawrence, M.D.             64      1999      Pathologist and owner of Delta Pathology
                                                       Associates Medical Group, Inc., Stockton,
                                                       California, since 1973.

Frances C. Mizuno                    47      1999      Civil Engineer and Assistant Executive Director of
                                                       the San Luis and Delta Mendota Water Authority,
                                                       Byron, California, since 1992.

Richard R. Paulsen                   46      1999      Life insurance agent for New York Life Insurance
                                                       Company and a partner in Resource Management
                                                       Group, a securities and financial planning firm,
                                                       Stockton, California, since 1983.

Toni Marie Raymus                    48      1999      President of Destiny Homes, a custom home building
                                                       company, Manteca, California, since 1997.
                                                       President of Raymus Homes, Inc., land development
                                                       and construction of homes, since 1996. Vice
                                                       President of Raymus Construction, a construction
                                                       company, since 2004. President and broker of
                                                       Raymus Realty Group, real estate sales, since
                                                       1999.

Michael K. Repetto                   44      1999      Chief Executive Officer of Tracy Material Recovery
                                                       Facility, a disposal and waste recycling company,
                                                       Tracy, California, since 1995. Co-owner and
                                                       Operations Manager of Tracy Delta Solid Waste
                                                       Management, a waste management company, Tracy,
                                                       California, since 1987.

Anthony F. Souza                     64      1999      Owner of Souza Realty and Development, a real
                                                       estate sales, development and consulting company,
                                                       Tracy, California, since 1985.

Albert Van Veldhuizen                76      1999      Retired. Formerly, commercial real estate sales
                                                       with Pan Pacific Financial, a real estate income
                                                       property lender, Lodi, California, since 1994.

Donald L. Walters                    49      1999      Managing member of Grower Direct Marketing, a
                                                       fresh produce sales and worldwide shipping
                                                       company, Stockton, California, since 1998.
                                                       President and Chief Executive Officer of Walters
                                                       Carpet One, Stockton, California, from 1982 until
                                                       1997 when the business was sold.


 (1) The year indicated in the table above represents the year each director was first appointed as a director of the Bank. The Company became the parent holding company for the Bank effective June 26, 2003, at which time all directors named in the chart above became directors of the Company. Director Gary Podesto is excluded from the table as a result of his resignation as a director of the Company effective February 17, 2005. Bank Director, Dean Andal, is excluded from the table as he is a director solely of the Bank and is not a nominee for election as a director of the Company.

         None of the directors were selected pursuant to any arrangement or understanding other than with the directors and officers of the Company acting within their capacities as such. There are no family relationships between any two or more of the directors, officers or persons nominated or chosen by the Board of Directors to become a director or officer, except that Bryan R. Hyzdu and Donald L. Walters are brothers-in-law. No director or officer of the Company serves as a director of any company which has a class of securities registered under, or which is subject to the periodic reporting requirements of, the Securities Exchange Act of 1934, or of any company registered as an investment company under the Investment Company Act of 1940. None of the nominees were subject to any legal proceedings involving violations of securities laws, convictions in a criminal proceeding (excluding traffic violations and minor offenses) or had a petition under bankruptcy laws filed against themselves or an affiliate within the last five years.

Security Ownership of Certain Beneficial Owners and Management

         Management of the Company knows of no person who owns, beneficially or of record, either individually or together with associates, 5 percent or more of the outstanding shares of Company common stock, except as set forth in the table below. The following table sets forth, as of March 23, 2005, the number and percentage of shares of Company common stock beneficially owned, directly or indirectly, by each of the Company's directors, principal shareholders, the executive officers(1) named in the Summary Compensation Table, Dean Andal (a director solely of the Bank), and all of the individuals named in the table as a group. Beneficial ownership generally includes shares over which a person named below has sole or shared voting or investment power and shares which such person has the right to acquire within 60 days of March 23, 2005. Unless otherwise indicated, the persons listed below have sole voting and investment powers respecting the shares beneficially owned.

--------------------------- ------------------------ ------------------------ ----------
                              Name and Address of       Amount and Nature      Percent
      Title of Class          Beneficial Owner(2)     of Beneficial Ownership  of Class
--------------------------- ------------------------  ----------------------- ----------
Common Stock, No Par Value    Dean Andal                     13,425 (3)         0.84%

Common Stock, No Par Value    John O. Brooks                 32,450 (4)         2.01%

Common Stock, No Par Value    Robert E. Bloch                17,636 (5)         1.10%

Common Stock, No Par Value    Patrick Carman                 23,090 (6)         1.44%

Common Stock, No Par Value    Eugene C. Gini                 77,611 (7)         4.86%

Common Stock, No Par Value    Bryan R. Hyzdu                 35,175 (8)         2.18%

Common Stock, No Par Value    Robert D. Lawrence             44,084 (9)         2.77%

Common Stock, No Par Value    Frances C. Mizuno              20,578 (10)        1.29%

Common Stock, No Par Value    Richard R. Paulsen             26,374 (11)        1.65%

Common Stock, No Par Value    Toni Marie Raymus              26,558 (12)        1.66%

Common Stock, No Par Value    Shannon Reinard                 3,900 (13)        0.25%

Common Stock, No Par Value    Michael K. Repetto             20,006 (14)        1.25%

Common Stock, No Par Value    Anthony F. Souza               60,596 (15)        3.80%

Common Stock, No Par Value    Albert Van Veldhuizen          20,012 (16)        1.25%

Common Stock, No Par Value    Donald L. Walters              21,592 (17)        1.35%
                                                          ---------

All named individuals as a group (15 persons)               443,087 (18)       25.97%
                                                          =========

(1) As used in this Proxy Statement, the term "executive officer" of the Company includes the Chief Executive Officer, President, Executive Vice President and Chief Financial Officer, and Executive Vice President and Chief Credit Officer of the Bank and Executive Vice President and Operations Manager of the Bank.

(2) The address for beneficial owners is c/o Service 1st Bancorp, 2800 West March Lane, Suite 120, Stockton, California 95219.
(3) Mr. Andal (a director solely of the Bank) has shared voting and investment powers as to 13,425 shares.
(4) Mr. Brooks has shared voting and investment powers as to 6,200 shares. Includes 26,250 shares subject to stock options exercisable within 60 days of the Record Date.
(5) Mr. Bloch has shared voting and investment powers as to 1,886 shares. Includes 15,750 shares subject to stock options exercisable within 60 days of the Record Date.
(6) Mr. Carman has shared voting and investment powers as to 12,590 shares. Includes 10,500 shares subject to stock options exercisable within 60 days of the Record Date.
(7) Mr. Gini has shared voting and investment powers as to 72,361 shares. Includes 5,250 shares subject to stock options exercisable within 60 days of the Record Date.
(8) Mr. Hyzdu has shared voting and investment powers as to 14,175 shares. Includes 21,000 shares subject to stock options exercisable within 60 days of the Record Date.
(9)  Dr. Lawrence has shared voting and investment powers as to 44,084 shares.
(10) Ms. Mizuno has shared voting and investment powers as to 15,328 shares. Includes 5,250 shares subject to stock options exercisable within 60 days of the Record Date.
(11) Mr. Paulsen has shared voting and investment powers as to 21,124 shares. Includes 5,250 shares subject to stock options exercisable within 60 days of the Record Date.
(12) Ms. Raymus has shared voting and investment powers as to 21,308 shares. Includes 5,250 shares subject to stock options exercisable within 60 days of the Record Date.
(13) Ms. Reinard has shared voting and investment powers as to 3,900 shares.
(14) Mr. Repetto has shared voting and investment powers as to 14,756 shares. Includes 5,250 shares subject to stock options exercisable within 60 days of the Record Date.
(15) Mr. Souza has shared voting and investment powers as to 55,346 shares. Includes 5,250 shares subject to stock options exercisable within 60 days of the Record Date.
(16) Mr. Van Veldhuizen has shared voting and investment powers as to 14,762 shares. Includes 5,250 shares subject to stock options exercisable within 60 days of the Record Date.
(17) Mr. Walters has shared voting and investment powers as to 16,342 shares. Includes 5,250 shares subject to stock options exercisable within 60 days of the Record Date.
(18) Includes 115,500 shares subject to stock options exercisable within 60 days of the Record Date.

The Board of Directors and Committees

         The Company's Board of Directors held 13 meetings and the Bank Board of Directors held 12 meetings during 2004. In addition to meeting as a group to review the Company's business, members of the Board of Directors served on certain standing committees. During 2004, no director attended less than 75% of the aggregate of the number of meetings held by the Board of Directors and of all committee meetings on which such director served.

         The Executive Committee held 10 meetings during 2004. The Executive Committee consists of Directors Brooks, Gini, Hyzdu, Mizuno, Paulsen, and Souza. The Executive Committee reviews compensation and employee benefit plans and determines the compensation of the Company's executive officers.

         The Audit Committee held 6 meetings in 2004. The Audit Committee consists of Directors Raymus, Repetto, Van Veldhuizen and Walters. The Audit Committee generally recommends the appointment of and oversees the Company's independent public accountants, monitors and reviews all audit and examining reports, financial and accounting organization and financial planning, reporting and internal controls. Each member of the audit committee is "independent" as defined under applicable rules promulgated by the Securities and Exchange Commission pursuant to the Sarbanes-Oxley Act of 2002. Director Van Veldhuizen has been designated by the Board of Directors as an "audit committee financial expert" as defined under applicable rules promulgated by the Securities and Exchange Commission pursuant to the Sarbanes-Oxley Act of 2002.In addition, each other member of the audit committee is "financially literate" as defined under Nasdaq Listing Rules (although such rules are not currently applicable to the Company) and qualified to review the Company's financial statements. See the audit committee report hereafter in this Proxy Statement for additional information regarding the functions of the Audit Committee.

         The Board of Directors has not established a nominating committee. The full Board of Directors performs the functions of a nominating committee with responsibility for considering appropriate candidates as directors. The Board of Directors believes that the participation of the full Board of Directors in considering candidates is efficient in view of the size of the Board of Directors. Candidates are selected by a majority of directors who are "independent" as defined under applicable rules promulgated by the Securities and Exchange Commission pursuant to the Sarbanes-Oxley Act of 2002, and in accordance with a Nominating Charter adopted by a majority of such independent directors. The Nominating Charter includes a policy for consideration of candidates proposed by shareholders. Any recommendations by shareholders will be evaluated by the Board of Directors in the same manner as any other recommendation and in each case in accordance with the Nominating Charter. Shareholders that desire to recommend candidates for consideration by the Company's Board of Directors should mail or deliver written recommendations to the Company addressed as follows: Board of Directors, Service 1st Bancorp, 2800 West March Lane, Suite 120, Stockton, CA 95219. Each recommendation should include biographical information indicating the background and experience of the candidate that qualifies the candidate for consideration as a director for evaluation by the Board of Directors. In addition to minimum standards of "independence" for non-employee directors and financial literacy, the Board of Directors considers various other criteria including the candidate's experience and expertise, financial resources, ability to devote the time and effort necessary to fulfill the responsibilities of a director and involvement in community activities in the market areas served by the Company and the Bank that may enhance the reputation of the Company and the Bank. The Company and the Bank operate in a highly regulated industry and are subject to the supervision, regulation and periodic examination by state and federal banking regulatory authorities including the Board of Governors of the Federal Reserve System, California Commissioner of Financial Institutions and Federal Deposit Insurance Corporation. Directors of the Company and the Bank are subject to certain rules and regulations and potential liabilities not otherwise applicable to directors of non-banking organizations. Consequently, evaluation of candidates by the Company's Board of Directors may include more extensive inquiries into personal background information including confirmation of the accuracy and completeness of background information by (a) requiring candidates to complete questionnaires to elicit information of the type required to be disclosed by the Company in reports filed with the Securities and Exchange Commission, or such state and federal banking regulatory authorities, (b) conducting background investigations by qualified independent organizations experienced in conducting criminal and civil investigatory reviews, and (c) such other personal and financial reviews and analyses as the Board of Directors may deem appropriate in connection with the consideration of candidates. Shareholders who wish to nominate a candidate for election to the Company's Board of Directors, as opposed to recommending a potential nominee for consideration by the Board of Directors, are required to comply with the advance notice and any other requirements of the Company's bylaws, applicable laws and regulations. The Board of Directors may elect to use third parties in the future to identify or evaluate candidates for consideration by the Board of Directors. The Nominating Charter adopted by the Board of Directors is attached to this Proxy Statement as Appendix A.

         The Funds Management Committee held 12 meetings during 2004. The Funds Management Committee consists of Directors Andal, Brooks, Hyzdu, Lawrence, Mizuno and Raymus. The Funds Management Committee is responsible for managing the Bank's assets and liabilities so as to preserve the necessary liquidity, maximize net interest margin over time, and control interest rate risk. This involves overseeing deposit and loan pricing, establishing targeted asset and liability mix ratios, and formulating appropriate plans to ensure adequate capital for continued growth. The Funds Management Committee must establish and continually review Bank policies to ensure compliance with these goals.

         The Loan Committee held 41 meetings during 2004. The Loan Committee consists of Directors Brooks, Gini, Hyzdu, Souza and Van Veldhuizen. The Loan Committee is responsible for overseeing all of the Bank's lending functions. This includes establishing and ongoing review of the Bank's lending policies, making decisions on loans which exceed established lending limits for Bank personnel, reviewing loans approved within the lending authorities of the Bank personnel, reviewing problem and "Watch List" loans and the follow-up on established actions plans to correct identified deficiencies, reviewing past due loans and action plans to cure the payment defaults, and monitoring concentration risk within the Bank's loan portfolio.

         A majority of the members of the Board of Directors, each of whom is "independent" as defined under applicable rules promulgated by the Securities and Exchange Commission pursuant to the Sarbanes-Oxley Act of 2002, has established procedures for receipt and delivery of shareholder communications addressed to the Board of Directors. Any such shareholder communications, including communications by employees of the Company solely in their capacity as shareholders, should be mailed or delivered to the Company addressed as follows:
Board of Directors, Service 1st Bancorp, 2800 West March Lane, Suite 120, Stockton, CA 95219.

         The Company encourages members of its Board of Directors to attend the Company's Annual Meeting of Shareholders each year. All of the directors attended the Company's Annual Meeting of Shareholders held in 2004.

                             AUDIT COMMITTEE REPORT

         NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH IN ANY OF THE COMPANY'S PREVIOUS OR FUTURE FILINGS UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934 THAT MIGHT INCORPORATE THIS PROXY STATEMENT OR FUTURE FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION, IN WHOLE OR IN PART, THE FOLLOWING REPORT SHALL NOT BE DEEMED TO BE INCORPORATED BY REFERENCE INTO ANY SUCH FILING.

         The Audit Committee consists of the following members of the Company's Board of Directors: Toni Marie Raymus, Michael K. Repetto, Al Van Veldhuizen and Donald L. Walters. Each such member of the Committee is "independent" as defined under applicable rules promulgated by the Securities and Exchange Commission pursuant to the Sarbanes-Oxley Act of 2002.

         The Committee operates under a written charter adopted by the Board of Directors which, among other matters, delineates the responsibilities of the Committee. The Committee's responsibilities include responsibility for the appointment, compensation, retention and oversight of the work of the Company's independent public accountants engaged (including resolution of disagreements between management and the independent public accountants regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company. The Company's independent public accountants report directly to the Committee. The Audit Committee Charter is attached to this Proxy Statement as Appendix B.

         The Committee has reviewed and discussed the audited financial statements of the Company for the fiscal year ended December 31, 2004 with management and Vavrinek, Trine, Day & Co., LLP, the Company's independent public accountants. The Committee has also discussed with Vavrinek, Trine, Day & Co., LLP, the matters required to be discussed by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards) as may be modified or supplemented. The Committee has also received the letter from Vavrinek, Trine, Day & Co., LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) as may be modified or supplemented, and the Committee has discussed the independence of Vavrinek, Trine, Day & Co., LLP with that firm.

         Based on the Committee's review and discussions noted above, the Committee recommended to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2004, for filing with the Securities and Exchange Commission.

Submitted by:

               /s/ TONI MARIE RAYMUS               /s/ MICHAEL K. REPETTO
               ---------------------               ----------------------
               Toni Marie Raymus                   Michael K. Repetto


               /s/ AL VAN VELDHUIZEN               /s/ DONALD L. WALTERS
               ---------------------               ----------------------
               Al Van Veldhuizen                   Donald L. Walters


Executive Officers

         The following table sets forth as of March 23, 2005, information concerning executive officers of the Company, excluding John O. Brooks, Chief
Executive Officer, and Bryan R. Hyzdu, President, as to whom the same information has been previously disclosed above in connection with their nomination for election as directors of the Company.

---------------------------- -------- --------------------- -----------------------------------------------------
     Name and Title            Age     Executive Officer                     Principal Occupation
                                             Since                        During the Past Five Years
---------------------------- -------- --------------------- -----------------------------------------------------
Patrick Carman, Executive      55             2000          Prior to joining the Bank on August 7, 2000, he
Vice President and Chief                                    held positions as Senior Vice President and Senior
Credit Officer of the Bank                                  Credit Officer from 1999 to 2000, Credit
                                                            Administrator from 1998 to 1999, and as SBA
                                                            portfolio manager from 1995 to 1998, at East County
                                                            Bank, Antioch, California.
---------------------------- -------- --------------------- -----------------------------------------------------
Robert E. Bloch, Executive     57             2001          Prior to joining the Bank on March 26, 2001, he was
Vice President and Chief                                    Executive Vice President and Chief Financial
Financial Officer of the                                    Officer for Mission Community Bank, N.A., San Luis
Company and the Bank                                        Obispo, California, from 1999 to 2001, and
                                                            Executive Vice President and Chief Financial
                                                            Officer of Heritage Oaks Bank, Paso Robles,
                                                            California, from 1992 to 1999.
---------------------------- -------- --------------------- -----------------------------------------------------
Shannon Reinard,               47             2004          Prior to joining the Bank on March 4, 2002, she was
Executive Vice                                              Vice President/Operations Manager at the Concord
President and                                               Office of Civic Bank of Commerce from 2000 to 2002
Operations Manager                                          and Vice President/Operations Administrator at the
of the Bank                                                 Antioch Office of East County Bank from 1996 to
                                                            2000.
---------------------------- -------- --------------------- -----------------------------------------------------

(1) The year indicated represents the year the named individual became an executive officer of the Bank and/or the Company.
(2) The Company became the parent holding company for the Bank effective June 26, 2003.


Executive Compensation

         The following table shows the compensation paid to the Company's executive officers for the three fiscal years ended December 31, 2004.

                           Summary Compensation Table
---------------------------------------------------------------------- -------------------------------------- -------------

                                   Annual Compensation                          Long Term Compensation
                                                                       --------------------------------------
                                                                                Awards              Payouts
---------------------------------------------------------------------- ------------------------- ------------ -------------
       (a)              (b)        (c)        (d)          (e)             (f)          (g)          (h)           (i)
--------------------- -------- ---------- ---------- ----------------- ------------ ------------ ------------ -------------
                                                          Other         Restricted  Securities
                                                          Annual          Stock     Underlying                 All Other
Name and Principal               Salary      Bonus     Compensation      Award(s)    Options/       LTIP      Compensation
   Position             Year     ($)(1)     ($)(2)        ($)(3)           ($)      SARs (#)(4)   Payouts ($)     ($)(5)
--------------------- -------- ---------- ---------- ----------------- ------------ ------------ ------------ -------------
John O. Brooks,         2004    $137,539    $35,857                                     -0-                     $ 1,500
Chief Executive       -------- ---------- ---------- ----------------- ------------ ------------ ------------ -------------
Officer                 2003    $128,523    $   412                                     -0-                     $ 6,000
                      -------- ---------- ---------- ----------------- ------------ ------------ ------------ -------------
                        2002    $121,800    $12,166                                     -0-                     $ 6,000
--------------------- -------- ---------- ---------- ----------------- ------------ ------------ ------------ -------------
Bryan R. Hyzdu,         2004    $141,524    $32,870                                     -0-                     $ 6,392
President             -------- ---------- ---------- ----------------- ------------ ------------ ------------ -------------
                        2003    $117,150    $   189                                     -0-                     $13,142
                      -------- ---------- ---------- ----------------- ------------ ------------ ------------ -------------
                        2002    $111,650    $21,152                                     -0-                     $ 9,542
--------------------- -------- ---------- ---------- ----------------- ------------ ------------ ------------ -------------
Robert E. Bloch,        2004    $108,676    $26,958                                     -0-                     $ 1,200
Executive Vice        -------- ---------- ---------- ----------------- ------------ ------------ ------------ -------------
President and Chief     2003    $101,528    $   233                                     -0-                     $ 4,800
Financial Officer     -------- ---------- ---------- ----------------- ------------ ------------ ------------ -------------
                        2002    $ 96,425    $ 9,631                                     -0-                     $ 4,800
--------------------- -------- ---------- ---------- ----------------- ------------ ------------ ------------ -------------
Patrick Carman,         2004    $100,503    $24,808                                     -0-                     $ 1,200
Executive Vice        -------- ---------- ---------- ----------------- ------------ ------------ ------------ -------------
President and Chief     2003    $ 93,750    $   226                                     -0-                     $ 4,800
Credit Officer of     -------- ---------- ---------- ----------------- ------------ ------------ ------------ -------------
the Bank                2002    $ 87,500    $ 8,740                                     -0-                     $ 4,800
--------------------- -------- ---------- ---------- ----------------- ------------ ------------ ------------ -------------
Shannon Reinard,        2004    $ 70,621    $15,371                                   10,000                    $   750
Executive Vice        -------- ---------- ---------- ----------------- ------------ ------------ ------------ -------------
President and           2003    $ 64,202    $   -0-                                     -0-                     $ 3,000
Operations Manager    -------- ---------- ---------- ----------------- ------------ ------------ ------------ -------------
of the Bank (6)         2002    $ 47,583    $ 3,970                                     -0-                     $ 2,250
--------------------- -------- ---------- ---------- ----------------- ------------ ------------ ------------ -------------

(1) Amounts shown include cashnd non-cash compensation earned and received by executive officers as well as amounts earned but deferred at the election of those officers under the 401(k) Plan and amounts paid for auto allowance which was added to the base salary of each executive officer beginning in April 2004. Mr. Brook's voluntarily agreed to a reduced salary during 2004, 2003 and 2002, to the amounts reflected in the table and provided under the terms of his employment agreement dated July 15, 2004, to reflect the comparable reduction in his availability due to illness. The executive officer employment agreements, each dated July 15, 2004 are discussed hereafter in this Proxy Statement under the heading "Employment Contracts and Termination of Employment and Change-in-Control Arrangements."
(2) Amounts shown as bonus payments were earned or accrued during the year indicated and paid in the immediately following year, except that a portion of the bonus payments in 2003 and 2004 to each executive officer, except Ms. Reinard, were accrued and paid in 2003 and 2004 to cover taxes applicable to bank-owned life insurance policies on the lives of the executives in connection with the post-retirement benefit agreements for the executive officers described hereafter in this Proxy Statement under the heading "Employment Contracts and Termination of Employment and Change-in-Control Arrangements." The portion of the bonus payments listed in 2004 that was attributable to such bank-owned life insurance taxes was as follows: Mr. Brooks, $5,386; Mr. Hyzdu, $1,698; Mr. Bloch, $2,714; and Mr. Carman, $2,409. Mr. Hyzdu's bonus in 2002 includes a $10,000 bonus under his prior employment severance agreement dated November 1, 2002.

(3) No executive officer received perquisites or other personal benefits in excess of the lesser of $50,000 or 10% of each such officer's total annual salary and bonus during 2004, 2003 and 2002.
(4) Amounts shown represent the number of shares granted in the year indicated. The Company has a 2004 Stock Option Plan (the "2004 Plan") which was adopted by the Board of Directors of the Company on February 19, 2004, and approved by shareholders at the 2004 Annual Meeting of Shareholders held on May 27, 2004. The Company also has a 1999 Stock Option Plan (the "1999 Plan") pursuant to which options are outstanding. The terms of the 2004 Plan are substantially similar to the terms of the 1999 Plan. Under the 1999 Plan, options were permitted to be granted to non-employee directors, officers and employees of Service 1st Bank. Options granted under the 1999 Plan were either incentive options or nonstatutory options, however, only nonstatutory options were permitted to be granted to non-employee directors. Options granted became exercisable in accordance with a vesting schedule established at the time of grant. Vesting could not extend beyond ten years from the date of grant. The Company assumed the 1999 Plan in connection with the reorganization whereby the Bank became a wholly-owned subsidiary of the Company. Upon a change in control of the Company, options under the 1999 Plan become fully vested and exercisable, or may be assumed or equivalent options may be substituted by a successor corporation. Options are adjusted to protect against dilution in the event of certain changes in the Company's capitalization, including stock splits and stock dividends. All options granted to the named executive officers are incentive stock options and have an exercise price equal to the fair market value of the common stock on the date of grant. No options were granted under the 1999 Plan from and after June 26, 2003, the Effective Date of the reorganization described above and future grants of options thereunder were terminated, in accordance with the permit issued by the California Commissioner of Corporations to authorize the exchange of shares of common stock of the Company for the outstanding shares of common stock of the Bank in the reorganization. Ms. Reinard is the only executive officer granted options under the 2004 Plan during 2004. She was granted an incentive stock option to acquire 10,000 shares of the Company's common stock under the 2004 Plan on October 25, 2004, at the market price on the date of grant of $13.95 per share.
(5) Amounts shown for each named executive officer include (i) any life/disability insurance premiums, (ii) an automobile allowance paid during the first three months of 2004 before such amounts were included in base salary effective in April 2004 (see footnote 1 above), and (iii) an automobile allowance paid during 2003 and 2002 (except for Shannon Reinard who was not an executive officer prior to 2004). The Company has a 401(k) Plan which was adopted in 2000. Generally, all Company employees are eligible to participate in the 401(k) Plan. Participating employees may defer a portion of their compensation in the 401(k) Plan and the Company, at its option, may make matching contributions on participant's deferrals. No matching contributions were made to the 401(k) Plan in the years 2004, 2003 and 2002.
(6) Ms. Reinard commenced employment with the Bank on March 4, 2002. She was named an executive officer in 2004.

Stock Options

         The following table sets forth information concerning options granted during 2004 under the Company's 2004 Stock Option Plan to the executive officers named in the Summary Compensation Table.

                      Option/SAR Grants in Last Fiscal Year

----------------------- ----------------- ----------------- --------------- ------------ -------------------
         Name              Number of        Percentage of     Exercise or    Expiration       Grant Date
                           Securities          Total          Base Price        Date      Present Values ($)
                           Underlying       Options/SARs       ($/Sh)                           (2)
                          Options/SARs       Granted to
                         Granted (#) (1)    Employees in
                                            Fiscal Year
----------------------- ----------------- ----------------- --------------- ------------ -------------------
John O. Brooks                -0-               -0-               -0-            -0-             -0-
----------------------- ----------------- ----------------- --------------- ------------ -------------------
Bryan R. Hyzdu                -0-               -0-               -0-            -0-             -0-
----------------------- ----------------- ----------------- --------------- ------------ -------------------
Robert E. Bloch               -0-               -0-               -0-            -0-             -0-
----------------------- ----------------- ----------------- --------------- ------------ -------------------
Patrick Carman                -0-               -0-               -0-            -0-             -0-
----------------------- ----------------- ----------------- --------------- ------------ -------------------
Shannon Reinard              10,000            57.1%            $13.95        10/25/14         $36,600
----------------------- ----------------- ----------------- --------------- ------------ -------------------

(1) All options are incentive stock options, which vest ratably over a 3 year period commencing 1 year after the grant date. All options have an exercise price equal to the market value on the date of grant. The terms of the 2004

     Plan provide that options may become exercisable in full in the event of a change of control as defined in the 2004 Stock Option Plan. See also footnotes 4 and 10 to the Summary Compensation Table.
(2) The grant date present value of the option grant to Ms. Reinard was derived by using the Black-Scholes option-pricing model. A per share option value of $3.66 was determined based on the assumptions used including a risk-free rate equal to the eight-year interpolated treasury yield of 3.9%, volatility of 27%, and an eight-year maturity.

          Aggregated Option/SAR Exercises and FY-End Option/SAR Values

         The following table sets forth information concerning options exercised during 2004 under the Company's 2004 and 1999 Stock Option Plans and Fiscal
Year-End Values (1) for the executive officers named in the Summary Compensation
Table.

--------------------- ----------------- -------------- ---------------------------- ------------------------------
        (a)                 (b)               (c)                  (d)                           (e)
--------------------- ----------------- -------------- ---------------------------- ------------------------------
                                                        Number of Securities          Value of Unexercised
                          Shares                        Underlying Unexercised       In-the-Money Options/SARs
                        Acquired on        Value       Options/SARs at FY-End (#)           at FY-End ($)
     Name               Exercise (#)     Realized ($)  Exercisable/Unexercisable(2) Exercisable/Unexercisable(3)
--------------------- ----------------- -------------- ---------------------------- ------------------------------
John O. Brooks              -0-              $-0-              26,250/-0-                   $156,975/$-0-
--------------------- ----------------- -------------- ---------------------------- ------------------------------
Bryan R. Hyzdu              -0-              $-0-              21,000/-0-                   $125,580/$-0-
--------------------- ----------------- -------------- ---------------------------- ------------------------------
Robert E. Bloch             -0-              $-0-              15,750/-0-                   $101,588/$-0-
--------------------- ----------------- -------------- ---------------------------- ------------------------------
Patrick Carman              -0-              $-0-              10,500/-0-                   $62,790/$-0-
--------------------- ----------------- -------------- ---------------------------- ------------------------------
Shannon Reinard             -0-              $-0-              -0-/10,000                   $-0-/$15,500
--------------------- ----------------- -------------- ---------------------------- ------------------------------

(1) The aggregate value has been determined based upon the fair market value of the Company's common stock, at year-end, minus the exercise price.
(2) The numbers in column (d) for Messrs. Brooks, Hyzdu, Bloch and Carman have been adjusted for the 5 percent stock dividend issued to shareholders of record on March 10, 2004. Ms. Reinard's options were granted on October 25, 2004.
(3) The values in column (e) are based on exercise prices adjusted for the 5 percent stock dividend of $9.05 for Mr. Bloch and $9.52 for Messrs. Brooks, Hyzdu and Carman. The value for Ms. Reinard is based on $13.95. The fair market value per share of the Company's common stock at the fiscal year-end was $15.50.

Equity Compensation Plan Information

         The table below lists information regarding Company common stock issuable upon the exercise of stock options, the weighted average exercise price of those options and the number of shares available for issuance under the 2004 and 1999 Stock Option Plans at year-end 2004 (unadjusted for the 5 percent stock dividend issued to shareholders of record on March 10, 2004). The Company has no other equity compensation plan and there are no warrants or other rights outstanding that would result in the issuance of shares of Company common stock.

------------------------------ ------------------------ -------------------- ------------------------------
        Plan Category          Number of securities to  Weighted-average     Number of securities remaining
                               be issued upon exercise  exercise price of    available for future issuance
                               of outstanding options,  outstanding options, under equity compensation
                               warrants and rights      warrants and rights  plans (excluding securities
                                                                             reflected in column (a))
                                          (a)                    (b)                       (c)
------------------------------ ------------------------ -------------------- ------------------------------
Equity compensation plans
approved by security holders            184,450                 $10.01                   150,975
------------------------------ ------------------------ -------------------- ------------------------------
Equity compensation plans
not approved by security                  -0-                    -0-                       -0-
holders
------------------------------ ------------------------ -------------------- ------------------------------
            Total                       184,450                 $10.01                   150,975
------------------------------ ------------------------ -------------------- ------------------------------

Director Compensation

         Non-employee members of the Board of Directors of the Company were paid $500 per month as a single retainer fee for attendance at all meetings of the Board of Directors of the Company and the Bank held each month during 2004. The committee chairman of the Company's Audit and Executive Committees, and the Bank's Funds Management, Loan and Technology Committees, each received $150 and the committee members each received $100, for each committee meeting of the Company and each committee meeting of the Bank attended. The total amount of fees paid to all directors as a group as monthly retainer fees for attendance at all monthly Board of Director meetings of the Company and the Bank and as the fees paid for attendance at each committee meeting of the Company and each committee meeting of the Bank, was $94,155 in 2004.

         The Company's 1999 Stock Option Plan was adopted by the Board of Directors of the Bank on November 15, 1999, and approved by shareholders at the 1999 Annual Meeting of Shareholders of the Bank held on May 11, 2000 (the "1999 Plan"). The Company assumed the 1999 Plan and further option grants were terminated in connection with the reorganization whereby the Bank became a wholly-owned subsidiary of the Company effective June 26, 2003. The 1999 Plan set aside 240,000 shares of no par value common stock of the Company for the grant of incentive and nonstatutory stock options to key, full-time salaried employees and officers of the Company, and to the non-employee directors of the Company. Only nonstatutory options could be granted to non-employee directors under the 1999 Plan. The Company's non-employee directors were granted nonstatutory options under the 1999 Plan to acquire 5,000 shares each of the Company's common stock on the date of adoption of the 1999 Plan, at a grant price of $10.00 per share, which reflected the fair market value of the Company's common stock on such date. The option grants were made subject to the approval of the 1999 Plan by the shareholders of the Company. Nonstatutory stock options granted to outside directors under the 1999 Stock Option Plan generally vest at the rate of one-third per year. The 1999 Plan was terminated as to future grants effective June 26, 2003. At the time of termination of grants under the 1999 Plan, 171,000 shares of common stock were reserved for issuance upon exercise of options outstanding under the 1999 Plan. As of March 23, 2005, there were 52,500 shares reserved for issuance upon exercise of nonstatutory stock options previously granted to the outside directors as a group under the 1999 Stock Option Plan at an exercise price of $9.52 (adjusted for the 5 percent stock dividend issued to shareholders of record on March 10, 2004). See footnote number 4 to the Summary Compensation Table for further information regarding the 1999 Plan.

         The Company's 2004 Stock Option Plan was adopted by the Board of Directors of the Company on February 19, 2004, and approved by shareholders at the 2004 Annual Meeting of Shareholders held on May 27, 2004 (the "2004 Plan"). The 2004 Plan set aside 169,000 shares of no par value common stock of the Company for the grant of incentive and nonstatutory stock options to key, full-time salaried employees and officers of the Company, and to the non-employee directors of the Company. Only nonstatutory options could be granted to non-employee directors under the 2004 Plan. The terms of the 2004 Plan are substantially similar to the terms of the 1999 Plan. As of March 23, 2005, there were 5,250 shares reserved for issuance upon exercise of nonstatutory stock options previously granted to the outside directors as a group under the 2004 Stock Option Plan at an exercise price of $13.95. See footnote number 4 to the Summary Compensation Table for further information regarding the 2004 Plan.

Employment Contracts and Termination of Employment and Change-in-Control Arrangements

         The Company and John O. Brooks entered into an employment agreement dated July 15, 2004, which replaced a prior employment agreement dated November 1, 2000. Mr. Brooks currently serves as the Chairman of the Board of Directors and Chief Executive Officer of the Company and Chairman of the Board of Directors of the Bank. The employment agreement is for a two (2) year term, subject to termination rights of the Company and Mr. Brooks. The employment agreement includes (i) an annual base salary that includes an auto allowance as reflected in the Summary Compensation Table, which is subject to annual adjustment increase during the term in the discretion of the Board of Directors;
(ii) an annual bonus payment in an amount to be determined in the discretion of the Board of Directors based upon the Company's profitability and implementation of strategic plans; (iii) four (4) weeks annual vacation; (iv) group life, health and disability insurance benefits; (v) reimbursement of business expenses incurred on behalf of the Company; (vi) group life and medical insurance benefits; (vii) continuation of group insurance coverages for Mr. Brooks and his dependents at the expense of the Company for a period of one hundred eighty
(180) days from the date of termination without cause or in connection with a change in control from the date of termination or the occurrence of certain events deemed to be the equivalent of termination; (viii) severance payments in connection with an involuntary termination without cause equal to twelve (12) months of base salary payable in bi-monthly installments commencing with the month immediately following the termination; and (ix) severance payments in connection with an involuntary termination or certain events deemed to be the equivalent of termination occurring within twenty-four (24) months following a change in control, or upon voluntary resignation at any time during the period commencing on the expiration of six (6) months following a change in control through the expiration of twelve (12) months following a change in control, equal to twenty-four (24) months of base salary payable in lump sum within thirty (30) days of any such termination, event or resignation.

         The Company and Bryan R. Hyzdu entered into an employment agreement dated July 15, 2004, which replaced a prior severance agreement dated November 1, 2002. Mr. Hyzdu currently serves as the President of the Company and President and Chief Executive Officer of the Bank. The employment agreement is for a three (3) year term, subject to termination rights of the Company and Mr. Hyzdu. The employment agreement includes (i) an annual base salary that includes an auto allowance as reflected in the Summary Compensation Table, which is subject to annual adjustment increase during the term in the discretion of the Board of Directors; (ii) an annual bonus payment in an amount to be determined in the discretion of the Board of Directors based upon the Company's profitability and implementation of strategic plans; (iii) (iii) four (4) weeks annual vacation; (iv) group life, health and disability insurance benefits; (v) reimbursement of business expenses incurred on behalf of the Company; (vi) group life and medical insurance benefits; (vii) continuation of group insurance coverages for Mr. Hyzdu and his dependents at the expense of the Company for a period of one hundred eighty (180) days from the date of termination without cause or in connection with a change in control from the date of termination or the occurrence of certain events deemed to be the equivalent of termination;
(viii) severance payments in connection with an involuntary termination without cause equal to twelve (12) months of base salary payable in bi-monthly installments commencing with the month immediately following the termination; and (ix) severance payments in connection with an involuntary termination or certain events deemed to be the equivalent of termination occurring within twenty-four (24) months following a change in control, or upon voluntary resignation at any time during the period commencing on the expiration of six
(6) months following a change in control through the expiration of twelve (12) months following a change in control, equal to twenty-four (24) months of base salary payable in lump sum within thirty (30) days of any such termination, event or resignation.

         The Company and Robert E. Bloch entered into an employment agreement dated July 15, 2004, which replaced a prior offer of employment letter by the Bank dated February 26, 2001. Mr. Bloch currently serves as Executive Vice President and Chief Financial Officer of the Company and the Bank. The employment agreement is for a three (3) year term, subject to termination rights of the Company and Mr. Bloch. The employment agreement includes (i) an annual base salary that includes an auto allowance as reflected in the Summary Compensation Table, which is subject to annual adjustment increase during the term in the discretion of the Board of Directors; (ii) an annual bonus payment in an amount to be determined in the discretion of the Board of Directors based upon the Company's profitability and implementation of strategic plans; (iii) four (4) weeks annual vacation; (iv) group life, health and disability insurance benefits; (v) reimbursement of business expenses incurred on behalf of the Company; (vi) group life and medical insurance benefits; (vii) continuation of group insurance coverages for Mr. Bloch and his dependents at the expense of the Company for a period of one hundred eighty (180) days from the date of termination without cause or in connection with a change in control from the date of termination or the occurrence of certain events deemed to be the equivalent of termination; (viii) severance payments in connection with an involuntary termination without cause equal to six (6) months of base salary payable in bi-monthly installments commencing with the month immediately following the termination; and (ix) severance payments in connection with an involuntary termination or certain events deemed to be the equivalent of termination occurring within twenty-four (24) months following a change in control, or upon voluntary resignation at any time during the period commencing on the expiration of six (6) months following a change in control through the expiration of twelve (12) months following a change in control, equal to twelve
(12) months of base salary payable in lump sum within thirty (30) days of any such termination, event or resignation.

         The Company and Patrick Carman entered into an employment agreement dated July 15, 2004, which replaced a prior offer of employment letter by the Bank dated May 26, 2000. Mr. Carman currently serves as Executive Vice President and Chief Credit Officer of the Bank. The employment agreement is for a three
(3) year term, subject to termination rights of the Company and Mr. Carman. The employment agreement includes (i) an annual base salary that includes an auto allowance as reflected in the Summary Compensation Table, which is subject to annual adjustment increase during the term in the discretion of the Board of Directors; (ii) an annual bonus payment in an amount to be determined in the discretion of the Board of Directors based upon the Company's profitability and implementation of strategic plans; (iii) four (4) weeks annual vacation; (iv) group life, health and disability insurance benefits; (v) reimbursement of business expenses incurred on behalf of the Company; (vi) group life and medical insurance benefits; (vii) continuation of group insurance coverages for Mr. Carman and his dependents at the expense of the Company for a period of one hundred eighty (180) days from the date of termination without cause or in connection with a change in control from the date of termination or the occurrence of certain events deemed to be the equivalent of termination; (viii) severance payments in connection with an involuntary termination without cause equal to six (6) months of base salary payable in bi-monthly installments commencing with the month immediately following the termination; and (ix) severance payments in connection with an involuntary termination or certain events deemed to be the equivalent of termination occurring within twenty-four
(24) months following a change in control, or upon voluntary resignation at any time during the period commencing on the expiration of six (6) months following a change in control through the expiration of twelve (12) months following a change in control, equal to twelve (12) months of base salary payable in lump sum within thirty (30) days of any such termination, event or resignation.

         The Company and Shannon Reinard entered into an employment agreement dated July 15, 2004, which replaced an offer letter dated February 7, 2002. Ms. Reinard currently serves as Executive Vice President and Operations Manager of the Bank. The employment agreement is for a three (3) year term, subject to termination rights of the Company and Ms. Reinard. The employment agreement includes (i) an annual base salary that includes an auto allowance as reflected in the Summary Compensation Table, which is subject to annual adjustment increase during the term in the discretion of the Board of Directors; (ii) an annual bonus payment in an amount to be determined in the discretion of the Board of Directors based upon the Company's profitability and implementation of strategic plans; (iii) four (4) weeks annual vacation; (iv) group life, health and disability insurance benefits; (v) reimbursement of business expenses incurred on behalf of the Company; (vi) group life and medical insurance benefits; (vii) continuation of group insurance coverages for Ms. Reinard and her dependents at the expense of the Company for a period of one hundred eighty
(180) days from the date of termination without cause or in connection with a change in control from the date of termination or the occurrence of certain events deemed to be the equivalent of termination; (viii) severance payments in connection with an involuntary termination without cause equal to six (6) months of base salary payable in bi-monthly installments commencing with the month immediately following the termination; and (ix) severance payments in connection with an involuntary termination or certain events deemed to be the equivalent of termination occurring within twenty-four (24) months following a change in control, or upon voluntary resignation at any time during the period commencing on the expiration of six (6) months following a change in control through the expiration of twelve (12) months following a change in control, equal to twelve
(12) months of base salary payable in lump sum within thirty (30) days of any such termination, event or resignation.

         Recognizing the importance of building and retaining a competent management team, additional agreements were entered into effective as of September 10, 2003, to provide post-retirement benefits to John O. Brooks, Bryan
R. Hyzdu, Robert E. Bloch and Patrick Carman. The terms of the agreements include the amounts each employee will receive upon the occurrence of certain specified events, including normal retirement on or after a specified age. A lump-sum premium payment of approximately two million one hundred ninety-four thousand dollars ($2,194,000) was paid to acquire insurance policies on the lives of John O. Brooks, Bryan R. Hyzdu, Robert E. Bloch and Patrick Carman as a funding mechanism in connection with the agreements. The Bank is the owner and beneficiary of the policies and is entitled to the increase in cash surrender value represented by the policies. The increase in cash surrender value is accrued monthly and reflected in the Company's consolidated financial statements as a category under "Other income." The Bank pays a bonus payment each year to the named executive officers to satisfy taxes applicable to each named executive officer as reflected in the Summary Compensation Table. The agreements generally provide for annual retirement benefit payments upon attainment of normal retirement age of sixty-six (66) of forty thousand dollars ($40,000) to John O. Brooks, seventy-five thousand dollars ($75,000) to Bryan R. Hyzdu, forty thousand dollars ($40,000) to Robert E. Bloch, and fifty thousand dollars ($50,000) to Patrick Carman. The annual retirement benefit amount is payable in equal monthly installments over a fifteen (15) year period. In the event of an employee's death, all remaining amounts due are anticipated to be paid to the employee's designated beneficiary over the remaining payout period. Other events which may alter when payment of the annual retirement benefit is to begin, or the amount which is to be paid, include: (a) disability prior to normal retirement or early termination other than for cause, death, disability or a change of control, in which cases the employee shall be entitled to a lesser benefit payment amount based upon an accrual balance representing the liability accrued to satisfy the benefit payments due to the employee; and (b) termination within a specified period following a change of control, in which case the employee is entitled to receive the normal retirement benefit payment described above in equal monthly installments for fifteen (15) years beginning in the month following the employee's normal retirement age.

Change of Control

         Management is not aware of an arrangement which may, at a subsequent date, result in a change of control of the Company.

Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors, executive officers and ten percent or more shareholders of the Company's equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes of ownership of the Company's equity securities. Officers, directors and ten percent or more shareholders are required by Securities and Exchange Commission regulation to furnish the Company with copies of all Section 16(a) forms they file. To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 2004, all
Section 16(a) filing requirements applicable to its executive officers, directors and beneficial owners of ten percent or more of the Company's equity securities appear to have been met.

Code of Ethics

         The Board of Directors has adopted a "code of ethics" as defined under applicable rules promulgated by the Securities and Exchange Commission pursuant to the Sarbanes-Oxley Act of 2002. The code of ethics requires that the Company's directors, officers (including the principal executive, financial and accounting officers, or controller and persons performing similar functions) and employees conduct business in accordance with the highest ethical standards and in compliance with all laws, rules and regulations applicable to the Company. The code of ethics is intended to supplement the provisions of any other personnel policies of the Company or codes of conduct which may establish additional standards of ethical behavior applicable to the Company's directors, officers and employees. The code of ethics was filed as Exhibit 14.1 to the Company's Annual Report on Form 10-KSB for the year ended December 31, 2003, and may be accessed through the Company's website by following the instructions for accessing reports filed with the Securities and Exchange Commission hereafter in this Proxy Statement under the heading "Website Access."

Certain Relationships and Related Transactions

         There have been no transactions, or series of similar transactions, during 2004 and 2003, or any currently proposed transaction, or series of similar transactions, to which the Company or the Bank was or is to be a party, in which the amount involved exceeded or will exceed $60,000 and in which any director of the Company or the Bank, executive officer of the Company or the Bank, any shareholder owning of record or beneficially 5% or more of the Company's common stock, or any member of the immediate family of any of the foregoing persons, had, or will have, a direct or indirect material interest.

         Some of the directors and officers of the Company and the companies with which those directors and officers are associated are customers of, and have had banking transactions with the Company, through the Bank, in the ordinary course of the Company's business during the last two years, and the Company expects to have banking transactions with such persons in the future. In the opinion of the Company's management, all loans and commitments to lend in such transactions were made in compliance with applicable laws and on substantially the same terms, including interest rates and collateral, as those prevailing for comparable transactions with other persons of similar creditworthiness and did not involve more than a normal risk of collectibility or present other unfavorable features. Loans to executive officers of the Company and the Bank are subject to limitations as to amount and purposes prescribed in part by the Federal Reserve Act, as amended, and the regulations of the Federal Deposit Insurance Corporation.

                                 PROPOSAL NO. 2

                 RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

         The accounting firm of Vavrinek, Trine, Day & Co., LLP, certified public accountants, served the Company and the Bank as independent public accountants and auditors in connection with various services described below for the 2004 and 2003 fiscal years at the direction of the Board of Directors of the Company. Vavrinek, Trine, Day & Co., LLP has no interests, financial or otherwise, in the Company. The services rendered by Vavrinek, Trine, Day & Co., LLP during the 2004 and 2003 fiscal years were audit services, consultation in connection with various accounting matters and preparation of tax returns.

         The table below summarizes the services rendered to the Company by Vavrinek, Trine, Day & Co., LLP, during the 2004 and 2003 fiscal years.

--------------------------- ---------------------- ----------------------

   Category of Services        Fiscal Year 2004      Fiscal Year 2003
--------------------------- ---------------------- ----------------------
Audit Fees (1)                      $29,425              $ 29,500
--------------------------- ---------------------- ----------------------
Audit-Related Fees (2)                  300                 1,750
--------------------------- ---------------------- ----------------------
Tax Fees (3)                          4,000                 3,000
--------------------------- ---------------------- ----------------------
All Other Fees                          -0-                   -0-
--------------------------- ---------------------- ----------------------
Total Accounting Fees               $33,725              $ 34,250
--------------------------- ---------------------- ----------------------

(1) Audit fees consisted of services rendered by Vavrinek, Trine, Day & Co., LLP for the audit of the financial statements included in the Company's annual report on Form 10-KSB for the years ended December 31, 2004 and 2003, and for reviews of the financial statements included in the Company's and Bank's quarterly reports on Form 10-QSB during the fiscal years 2004 and 2003.
(2) In 2004, audit related fees consisted of general assistance on SEC matters. In 2003, audit-related fees consisted of general assistance in formation of the Company.
(3) Tax fees consisted primarily of assistance relating to tax compliance and reporting for years 2004 and 2003.

         The Audit Committee approved each professional service rendered by Vavrinek, Trine, Day & Co., LLP during the 2004 and 2003 fiscal years and considered whether the provision of such services is compatible with Vavrinek, Trine, Day & Co., LLP maintaining its independence. The approval of such professional services included pre-approval of all audit and permissible non-audit services provided by Vavrinek, Trine, Day & Co., LLP. These services included audit, tax and other services described above. The Audit Committee Charter attached as Appendix B includes a policy of pre-approval of all services provided by the Company's independent public accountants. The Audit Committee approved one hundred percent (100%) of all such professional services provided by Vavrinek, Trine, Day & Co., LLP during the 2004 and 2003 fiscal years.

         It is anticipated that one or more representatives of Vavrinek, Trine, Day & Co., LLP will be present at the Annual Meeting and will be able to make a statement if they so desire and answer appropriate questions.

         The Board of Directors has selected Vavrinek, Trine, Day & Co., LLP to serve as the Company's independent public accountants for the year 2005. The ratification of the appointment of Vavrinek, Trine, Day & Co., LLP as the Company's independent public accountants requires the affirmative vote of the holders of a majority of the shares of Company common stock present in person or represented by proxy and entitled to vote at the Annual Meeting.

         The Board of Directors recommends a vote "FOR" Proposal No. 2.

                          ANNUAL REPORT ON FORM 10-KSB

         THE COMPANY WILL PROVIDE WITHOUT CHARGE TO EACH SHAREHOLDER SOLICITED BY THIS PROXY STATEMENT A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 2004, REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, UPON WRITTEN REQUEST TO SERVICE 1ST BANCORP, 2800 W. MARCH LANE, SUITE 120, STOCKTON, CALIFORNIA 95219, ATTENTION: JEAN STEBBINS, CORPORATE SECRETARY. EACH REQUEST MUST SET FORTH A GOOD FAITH REPRESENTATION THAT AS OF THE RECORD DATE, THE PERSON MAKING THE REQUEST WAS A BENEFICIAL OWNER OF COMPANY COMMON STOCK AND ENTITLED TO VOTE AT THE ANNUAL MEETING.

                                 WEBSITE ACCESS

         Information regarding the Company and the Bank may be obtained from the Company's website at www.service1stbank.com. Copies of the Company's annual report on Form 10-KSB, quarterly reports on Form 10-QSB, current reports on Form 8-K, and Section 16 reports by Company insiders, including exhibits and amendments thereto, are available free of charge on the Company's website as soon as they are published by the Securities and Exchange Commission through a link to the Edgar reporting system maintained by the Securities and Exchange Commission. To access Company filings, select the "Go to Service 1st Bancorp" menu item on the Company website, then select either "Click here to view Service 1st Bancorp SEC Filings," followed by selecting "Continue to view SEC Filings" to view or download copies of reports including Form 10-KSB, 10-QSB or 8-K, or select "Click here to view Section 16 Reports," followed by selecting "Continue to view Section 16 Reports," to view or download reports on Forms 3, 4 or 5 of insider transactions in Company securities.

                                  ANNUAL REPORT

         The Annual Report to Shareholders for the year ended December 31, 2004, is being mailed concurrently with this Proxy Statement to all shareholders of record as of March 23, 2005.

                             SHAREHOLDERS' PROPOSALS

         Next year's Annual Meeting of Shareholders is currently scheduled to be held on May 18, 2006. Any shareholder desiring to submit a proposal for action at the 2006 Annual Meeting of Shareholders which is desired to be presented in the Company's proxy statement with respect to the 2006 Annual Meeting of Shareholders, should mail the proposal by certified mail return receipt requested, to the Company, 2800 W. March Lane, Suite 120, Stockton, California 95219, Attention: Jean Stebbins, Corporate Secretary. All such proposals must be received by the Company not later than December 30, 2005. Matters pertaining to such proposals, including the number and length thereof, eligibility of persons entitled to have such proposals included, and other aspects, are regulated by the Securities Exchange Act of 1934, as amended. Management of the Company will have discretionary authority to vote proxies obtained by it in connection with any shareholder proposal not submitted on or before December 30, 2005.

                                  OTHER MATTERS

         Management is not aware of any other matters to come before the Annual Meeting. If any other matter not mentioned in this Proxy Statement is brought before the Annual Meeting, the persons named in the enclosed form of proxy will have discretionary authority to vote all proxies with respect thereto in accordance with the recommendations of management.


                                       By Order of the Board of Directors

Dated:  April 19, 2005                 /s/ JEAN STEBBINS
Stockton, California                   -----------------------------------------
                                       Jean Stebbins, Corporate Secretary

APPENDIX A

                              SERVICE 1ST BANCORP

                               NOMINATING CHARTER


I.    Purpose

      The purpose of the Nominating Charter is to establish a written charter concerning the process of identifying, evaluating and nominating candidates, including candidates proposed by shareholders, for election to the Board of Directors.

II.   Board Functioning as Nominating Committee

      The Board of Directors performs the functions of a nominating committee with responsibility for considering appropriate candidates as directors. The Board of Directors believes that the participation of the full Board of Directors in considering candidates is an efficient process in view of the size of the Board of Directors.

      Candidates proposed as nominees for election to the Company's Board of Directors shall be evaluated and selected by the "independent" members of the Board of Directors. Director independence shall be determined in accordance with applicable rules of the Securities and Exchange Commission and, as and if applicable, the Nasdaq Listing Rules.

III.  Nomination Process and Criteria

      1. Candidates shall be evaluated based on the criteria established by the Board of Directors. Minimum criteria for non-employee candidates includes "independence" and "financial literacy," as defined under applicable rules promulgated by the Securities and Exchange Commission pursuant to the Sarbanes-Oxley Act of 2002, and, as and if applicable, Nasdaq Listing Rules. Additional criteria may include
            (a) satisfactory results of any background investigation, (b) experience and expertise, (c) financial resources, (d) ability to devote the time and effort necessary to fulfill the responsibilities of a director, (e) involvement in community activities in the market areas served by the Company and its subsidiary, Service 1st Bank, that may enhance the reputation of the Company and the Bank, and (f) such other criteria as the Board of Directors may determine to be relevant. The Company and the Bank operate in a highly regulated industry and are subject to the supervision, regulation and periodic examination by state and federal banking regulatory authorities including the Board of Governors of the Federal Reserve System, California Commissioner of Financial Institutions and Federal Deposit Insurance Corporation. Directors of the Company and the Bank are subject to certain rules and regulations and potential liabilities not otherwise applicable to directors of non-banking organizations. Consequently, the Board of Directors may choose to include more extensive inquiries into personal background information including confirmation of the accuracy and completeness of background information by (a) requiring candidates to complete questionnaires to elicit information of the type required to be disclosed by the Company in reports filed with the Securities and Exchange Commission, state and federal banking regulatory authorities, or other governmental authorities having jurisdiction over the Company and the Bank, (b) conducting background investigations by qualified independent organizations experienced in conducting criminal and civil investigatory reviews, and (c) such other personal and financial reviews and analyses as the Board of Directors may deem appropriate in connection with the consideration of candidates.

      2. Any recommendations by shareholders will be evaluated by the Board of Directors in the same manner as any other recommendation and in each case in accordance with the Nominating Charter. Shareholders that desire to recommend candidates for consideration by the Company's Board of Directors should mail or deliver written recommendations to the Company addressed as follows: Board of Directors, Service 1st Bancorp, 2800 West March Lane, Suite 120, Stockton, CA 95219. Each recommendation should include biographical information indicating the background and experience of the candidate that qualifies the candidate for consideration as a director for evaluation by the Board of Directors. Shareholders who wish to nominate a candidate for election to the Company's Board of Directors, as opposed to recommending a potential nominee for consideration by the Board of Directors, are required to comply with the advance notice and any other requirements of the Company's bylaws or applicable laws and regulations.

      3. Any candidate nominated for election to the Board of Directors must receive a majority of votes in favor of nomination from independent members of the Board of Directors. Directors who are not independent shall not vote, but may be present during the voting.

      4. Each candidate shall be required to meet with the Board of Directors.

      5. Each existing member of the Board of Directors whose term is ending must be evaluated for nomination to be re-elected. This review will include review of attendance, participation, continuing education, investment in shares, business development and community involvement. In lieu of the information required to be provided by new candidates for election to the Board of Directors described above in paragraph 3, the Board of Directors may rely upon the information contained in the most recent annual Directors and Officers Questionnaire completed by the existing member of the Board of Directors, subject to such updated information as the Board of Directors may deem appropriate. Such existing members of the Board of Directors must receive a majority of votes in favor of nomination from the other independent directors.

      6. The Board of Directors may also elect to use organizations in the future to identify or evaluate candidates for consideration by the Board of Directors.

IV.   Annual Nominations

      The Board of Directors shall evaluate and select nominees for election (a) annually prior to distribution of the Company's proxy solicitation materials and (b) at such other times as may be appropriate to fill vacancies in accordance with the Company's bylaws.

V.    Conflicts

      Any conflicts between the provisions of this Charter and the provisions of the Company's bylaws shall be resolved in favor of the bylaw provisions and nothing contained herein shall be construed as an amendment of the Company's bylaws.

APPENDIX B

                               SERVICE 1ST BANCORP

                             AUDIT COMMITTEE CHARTER


PURPOSE

      The Audit Committee ("Committee") is appointed by the Board of Directors to assist the Board of Directors, among other matters, in monitoring the following:

      1. The integrity of the Company's financial statements, financial reporting processes and internal controls regarding finance, accounting, regulatory and legal compliance;

      2. The independence, qualifications and performance of the Company's independent public accountants;

      3.    The performance of the Company's internal auditors;

      4. Communications among the independent public accountants, management, internal auditors, and the Board of Directors; and

      5. Procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, including procedures for the confidential, anonymous submission by the Company's employees of concerns regarding questionable accounting or auditing matters.

COMMITTEE MEMBERSHIP

      The Committee shall be comprised of at least three directors. Each member of the Committee shall have the following attributes, subject to permissible exceptions:

      1. Independence, as defined in applicable rules promulgated by the Securities and Exchange Commission pursuant to the Sarbanes-Oxley Act of 2002, and, as and if applicable, the Nasdaq Listing Rules, including that a member shall not have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three years; and

      2. The ability to read and understand fundamental financial statements, including the Company's balance sheet, income statement, and cash flow statement.

      At least one member of the Committee shall be an "Audit Committee Financial Expert" as defined in the rules promulgated by the Securities and Exchange Commission, or in the event that no member of the Committee qualifies as an Audit Committee Financial Expert, at least one member of the Committee shall be "financially sophisticated" as defined in the Nasdaq Listing Rules. The members of the Committee shall be appointed by the Board of Directors and serve at the pleasure of the Board of Directors.

MEETINGS

      The Committee shall meet as often as it determines necessary, but not less frequently than quarterly each fiscal year. The Committee shall meet periodically with the Company's management, independent public accountants, internal auditor, and, as applicable, its compliance officer.

      The Committee may request any officer or employee of the Company, or the Company's counsel, or independent public accountants, or internal auditors, or compliance officer, to attend a meeting of the Committee or to meet with any members of, or advisors to, the Committee.

COMMITTEE AUTHORITY AND RESPONSIBILITIES

      The Committee, in its capacity as a committee of the Board of Directors, shall be directly responsible for the appointment of the independent public accountants (subject, if applicable, to shareholder ratification) and for the retention, compensation and oversight of the work of the independent public accountants (including resolution of disagreements between management and the independent public accountants regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company. The independent public accountant shall report directly to the Committee.

      The Committee shall pre-approve all audit services and permissible non-audit services to be performed for the Company by the independent public accountants, subject to any permitted exceptions for pre-approval of non-audit services pursuant to rules and regulations of the Securities and Exchange Commission and/or, as applicable, Nasdaq.

      The Committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors. The Company shall provide for appropriate funding, as determined by the Committee, for payment of compensation to the independent public accountants for the purpose of preparing or issuing an audit report or performing other audit, review or attest services and to any other advisors employed by the Committee.

      The Committee shall establish procedures for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, including procedures for the confidential, anonymous submission by the Company's employees of concerns regarding questionable accounting or auditing matters.

      The Committee shall make regular reports to the Board of Directors. The Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board of Directors for approval.

      The Committee, to the extent required by applicable rules or regulations of the Securities and Exchange Commission and/or, as applicable, Nasdaq, or as the Committee deems necessary or appropriate, shall perform the following:

      1.    Financial Statement and Disclosure Matters

            (a) Review with management and the independent public accountants the annual audited financial statements, including disclosures made in the Company's Annual Report on Form 10-KSB or 10-K, as applicable.

            (b) Review with management, the independent public accountants, the internal auditors and Company counsel any certification provided by management related to the Company's financial statements. Review with management, the independent public accountants, and the internal auditors management's assertion regarding the design effectiveness and operation efficiency of the Company's internal control over financial reporting and compliance with the applicable laws and regulations.

            (c) Review with management and the independent public accountants significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including any significant changes in the Company's selection or application of accounting principles, any material issues as to the adequacy of the Company's internal controls and any actions taken or adopted in light of material control deficiencies.

            (d) Review a report by the independent public accountants concerning (i) all critical accounting policies and practices to be used; (ii) alternative treatments of financial information within GAAP that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent public accountants; and (iii) any other material written communications between the independent public accountants and the Company's management.

            (e) Review with management and the independent public accountants the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company's financial statements.

            (f) Review with management the Company's major financial risk exposures and the actions management has taken to monitor and control such exposures, including the Company's risk assessment and risk management policies.

            (g) Review with the independent public accountants (i) the matters required to be discussed by the Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards), as modified or supplemented;
(ii) the letter from the independent public accountants required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as modified or supplemented, and the independence of the independent public accountants related thereto; and (iii) matters relating to the conduct of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

            (h) Review disclosures made to the Committee by the Company's Chief Executive Officer and Chief Financial Officer during their certification about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company's internal controls.

      2.    Independent Public Accountant Oversight

            (a) Review the length of time the lead and concurring partner of the independent public accountants' team has been engaged to audit the Company.

            (b) On an annual basis, the Committee shall review and discuss with the independent public accountants (i) all relationships they have with the Company that could impair the independent public accountant's independence; (ii) the independent public accountant's internal quality control procedures; and
(iii) any material issues raised by the most recent internal quality control review or peer review of the independent public accountant's firm or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent public accountant's firm, and the steps taken to deal with those issues.

            (c) Ensure the rotation of the lead audit partner of the independent public accountants having primary responsibility for the Company's audit and the audit partner responsible for reviewing the audit to the extent required by applicable law or regulation.

            (d) Prohibit, to the extent required by applicable law or regulation, the hiring of any employee of the independent public accountants who was engaged on the Company's account and who would be employed by the Company in a financial reporting oversight role.

            (e) Meet with the independent public accountants prior to the Company's audit to discuss the planning and staffing of the audit.

      3.    Internal Audit Oversight

            (a) Approve the appointment and replacement of the independent firm of internal auditors; including the independence and authority of the auditors' reporting obligations.

            (b) Review significant reports to management prepared by the auditors and management's responses.

            (c) Review with the auditors and management the auditors' responsibilities, budget and staffing and any recommended changes in the planned scope of the internal audit.

            (d) Review the audit scope and audit staffing plan and discuss the completeness of coverage and effective use of audit resources with both the auditors and the independent public accountants.

            (e) Review with the auditors a progress report on the internal audit plan and any significant changes with explanations for any changes from the original plan.

            (f) Receive confirmation from both the auditors and the independent public accountants that no limitations have been placed on the scope or nature of their audit process or procedures.

      4.    Compliance and Internal Control Oversight

            (a) Review reports and disclosures of insider and affiliated party transactions.

            (b) Review with management and the independent public accountants any correspondence with regulators or governmental agencies and any published reports which raise material issues regarding the Company's internal controls, financial statements or accounting policies.

            (c) Review legal matters that may have a material impact on the financial statements or the Company's compliance policies with the Company's counsel.

            (d) Review the adequacy and effectiveness of the Company's internal controls and security matters with management, the auditors and the independent public accountants.

                              SERVICE 1st BANCORP










                              FOLD AND DETACH HERE
--------------------------------------------------------------------------------

                           PLEASE SIGN AND DATE BELOW
THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ELECTION OF ALL THE DIRECTORS NOMINATED AND NAMED IN THE PROXY STATEMENT AND "FOR" RATIFICATION OF THE SELECTION OF VAVRINEK, TRINE, DAY & CO., LLP, AS INDEPENDENT PUBLIC ACCOUNTANTS FOR THE YEAR 2005. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING OR ANY POSTPONEMENTS OR ADJOURNMENTS OF THE ANNUAL MEETING, THIS PROXY CONFERS AUTHORITY TO AND SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF MANAGEMENT.

(Please date this Proxy and sign your name exactly as it appears on your stock certificates. Executors, administrators, trustees, etc., should give their full title. If a corporation, please sign full corporate name by the president or other authorized officer. If a partnership, please sign in partnership name by an authorized person. All joint owners should sign.)

[ ] I DO EXPECT TO ATTEND THE           [ ] I DO NOT EXPECT TO ATTEND THE
    ANNUAL MEETING                          ANNUAL MEETING


------------------------------------      --------------------------------------
        (Number of Shares)                               (Date)


------------------------------------      --------------------------------------
     (Please Print Your Name)                   (Signature of Shareholder)


------------------------------------      --------------------------------------
     (Please Print Your Name)                   (Signature of Shareholder)

  ----------------------------------------------------------------------

                                        THIS PROXY IS SOLICITED ON BEHALF OF THE
                                        BOARD OF DIRECTORS AND MAY BE REVOKED
                                        PRIOR TO ITS EXERCISE BY FILING WITH THE
                                        SECRETARY OF THE COMPANY A DULY EXECUTED
                                        PROXY BEARING A LATER DATE OR AN
                                        INSTRUMENT REVOKING THIS PROXY OR BY
                                        ATTENDING THE MEETING AND VOTING IN
                                        PERSON.

                               Please Detach Here
                 You Must Detach This Portion of the Proxy Card
                  Before Returning it in the Enclosed Envelope

PROXY             THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.
                  The undersigned hereby appoints Messrs. Robert D. Lawrence and
SERVICE 1st       Michael K. Repetto as proxies with full power of substitution,
BANCORP           to represent, vote and act with respect to all shares of
                  common stock of Service 1st Bancorp (the "Company") which the undersigned would be entitled to vote at the Annual Meeting of Shareholders to be held at 6:00 p.m. on May 18, 2005, at the Tracy Office of the Company's subsidiary, Service 1st Bank, 60
                  W. 10th Street, Tracy, California, 95376, or any postponements or adjournments of the Annual Meeting, with all the powers the undersigned would possess if personally present, including authority to cumulate votes represented by the shares covered by this proxy in the election of directors, as follows:


1.     Election of the eleven (11) persons named below as directors.

       John O. Brooks           Frances C. Mizuno          Anthony F. Souza
       Eugene C. Gini           Richard R. Paulsen         Albert Van Veldhuizen
       Bryan R. Hyzdu           Toni Marie Raymus          Donald L. Walters
       Robert D. Lawrence       Michael K. Repetto

         [ ] FOR ALL NOMINEES LISTED ABOVE         [ ] WITHHOLD AUTHORITY
             (except as marked to the contrary         (to vote for all nominees
             below)                                     listed above)

         (INSTRUCTION:  To withhold authority to vote for any individual nominee or nominees write the nominee name or names on the space provided below)


       -------------------------------------------------------------------------

2. Ratification of the selection of Vavrinek, Trine, Day & Co., LLP as independent public accountants for the year 2005.

               [ ] FOR            [ ] AGAINST        [ ] ABSTAIN

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting and any and all postponements or adjournments of the Annual Meeting. Sign and date on reverse side